POWER OF ATTORNEY

	Know all by these presents that the undersigned hereby constitutes and appoints each of Brenda K. Davis, Jennifer Leigh Holcomb,
Marcus J. Moeltner and R. Colby Slaughter or either of them signing singly, and with full power of substitution, as the undersigned's true
and lawful attorney-in-fact to:

(1)	 prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission
(the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by
Section 16(a) of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), the Securities Act of 1933, as amended (the "Securities
Act"), or any rule or regulation of the SEC;

(2)	 execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Rayonier Advanced Materials
Inc., a Delaware corporation (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder and
Form 144, together with any other forms, reports, or submissions that may be required or permitted under the rules and regulations of the SEC, including those made available or required under the SEC's EDGAR Next system
(such as Form ID, Form D, Schedules 13D/13G, or any other EDGAR submission as applicable to the undersigned);

(3)	 do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
Form 3, 4, 5 or 144, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority, and act on behalf of the undersigned in connection with EDGAR
  Next, including serving as or working with the Company's Entity
Administrator, managing EDGAR access accounts, codes, credentials, and performing any administrative functions required by the SEC to enable electronic filing, including specifically the authority to serve as the applicant's Account Administrator for purposes of EDGAR Next;

(4)	 take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, including but not limited to establishing, maintaining, and updating
EDGAR Next filer accounts, authorizations, and permissions, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act, Rule 144 of the Securities Act or any other rules or regulations of the SEC.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5 and 144 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of May 2026.




								/s/Charles R. Eggert
								Charles R. Eggert